Note 10 - Income Tax Payables And Deferred Revenues	12 Months Ended
Dec. 31, 2012
Accounts Payable, Accrued Liabilities, and Other Liabilities Disclosure, Current [Text Block]
10.	INCOME TAX PAYABALES AND DEFERRED REVENUES

Income tax payables and deferred revenues:

	As of December 31,
	2011	2012
Income Tax Payables	€579	€11
Deferred Revenues	494	163
Total	€1,073	€174

Income tax payables represent amounts due to Italian tax authorities in payment of the Italian Regional Tax on Productive Activities (IRAP) and the Italian corporate tax (IRES) and amounts due to the Swiss tax authorities as a minimum tax. In 2011, new corporate tax legislation was enacted by the Italian Parlament to raise funds to cover the country’s deficit. The legislation permits net operating losses (NOLs) to be carried forward indefinitely, eliminating the five year time frame established under the previous regime, and can offset up to 80% of taxable income generated in each given fiscal year. The decrease in income tax payables versus the prior year is mainly due to lower taxable income and an advance payment on estimated taxes made during the course of 2012.

In 2012, we recorded revenues that were deferred in 2011 in connection with a mimum purchase agreement entered into with a customer. As of December 31, 2012 we deferred certain revenue from our NPP product sales because one of the conditions required to record such revenue was not met.